CYPRESS

Connecting From Last Mile to First Mile.™

Presentation To Stockholders Regarding 2004 Proxy

MARCH 22, 2004

MANNY HERNANDEZ

PERSONAL ACCESS ENTERPRISE METRO CORE

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CYPRESS
Connecting From Last Mile to First Mile™

AGENDA

PROPOSED 1994 STOCK OPTION PLAN (AS AMENDED)

BRIEF MARKET AND BUSINESS UPDATE

** Non-historical information are 'Forward Looking Statements' **

2

PERSONAL ACCESS ENTERPRISE METRO CORE

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CYPRESS
Connecting From Last Mile to First Mile™

AGENDA

PROPOSED 1994 STOCK OPTION PLAN (AS AMENDED)

BRIEF MARKET AND BUSINESS UPDATE

** Non-historical information are 'Forward Looking Statements' **

3

PERSONAL ACCESS ENTERPRISE METRO CORE

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CYPRESS
Connecting From Last Mile to First Mile™

2004 Stockholders' Meeting

RESOLUTIONS FOR THE MEETING

4
PERSONAL ACCESS ENTERPRISE METRO CORE

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CYPRESS
Connecting From Last Mile to First Mile™

Burn Rate

Year-end Burn Rate History
BURN RATE IS IMPROVING WITH
<4% TARGET IN THE NEXT 3-5 YRS
Percent
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2001
2002
2003
Gross Burn Rate
Net Burn Rate

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PERSONAL ACCESS ENTERPRISE METRO CORE

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CYPRESS

Connecting From Last Mile to First Mile™

CY 1-Yr Share Price Trend Dec 2002 - 2003

CYPRESS HAS OUTPERFORMED BROAD MARKET INDEX LAST YEAR
350%
300%
250%
200%
150%
100%
50%
0%
-50%
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
Dec 31, 2002
$21.36
Dec. 31, 2003
273%
CYPRESS
NO 2 SHARE PRICE GAIN OF 28 CHIP COMPANIES ON WSJ 1000 INDEX. NO. 11 OF 1,600 COMPANIES OVERALL
SOX
76%
NASDAQ
50%
26%
S&P
25%
DJI

PERSONAL ACCESS ENTERPRISE METRO CORE

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CY 5-Yr Share Price Trend Dec 1998 - 2003

CYPRESS HAS OUTPERFORMED BROAD MARKET INDEX FOR 5 YEARS
700%
600%
500%
400%
300%
200%
100%
0%
-100%
Dec 31, 1998
$8.31
Dec 31, 2003
$21.36
157%
CYPRESS
45%
14%
-10%
-9%
NASDAQ
S&P
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03

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PERSONAL ACCESS ENTERPRISE METRO CORE

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CYPRESS
Connecting From Last Mile to First Mile™

AGENDA

PROPOSED 1994 STOCK OPTION PLAN (AS AMENDED)

BRIEF MARKET AND BUSINESS UPDATE

** Non-historical information are 'Forward Looking Statements' **

12

PERSONAL ACCESS ENTERPRISE METRO CORE

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Market View

Connecting From Last Mile to First Mile™

US EQUIP, PW BOOK-TO-BILL

LEADING INDICATORS ARE UP

DAYS OF INVENTORY

CUSTOMER INVENTORY STABLE

CAPACITY, UNITS, UTIL%

INDUSTRY UTILIZATION AT 90+%

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PERSONAL ACCESS ENTERPRISE METRO CORE

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Cypress
Connecting From Last Mile to First Mile™

CYPRESS FOCUS

PRODUCTS VERTICALLY ALIGNED WITH DIVISIONS

COMPETENCIES HORIZONTALLY ALIGNED WITH MARKETS

PERSONAL ACCESS ENTERPRISE METRO CORE

17

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CYPRESS

Connecting From Last Mile to First Mile™

MARKET POSITION

19

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CYPRESS

Connecting From Last Mile to First Mile.™

THANK YOU

Q&A

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Presentation To Stockholders Regarding 2004 Proxy

MARCH 22, 2004 MANNY HERNANDEZ

AGENDA

PROPOSED 1994 STOCK OPTION PLAN
(AS AMENDED)

BRIEF MARKET AND BUSINESS UPDATE

** Non-historical information are ‘Forward Looking Statements’ **

2

AGENDA

PROPOSED 1994 STOCK OPTION PLAN
(AS AMENDED)

BRIEF MARKET AND BUSINESS UPDATE

** Non-historical information are ‘Forward Looking Statements’ **

3

2004 Stockholders’ Meeting

RESOLUTIONS FOR THE MEETING

•	ELECTION OF DIRECTORS (S. ALBRECHT, E. BENHAMOU, F. BIALEK, J. LEWIS, J. LONG, TJ RODGERS, A. SHUGART)

•	1994 STOCK OPTION PLAN (AS AMENDED)

•	RATIFICATION OF PRICEWATERHOUSECOOPERS AS INDEPENDENT AUDITORS FOR 2004.

4

1994 Stock Option Plan

BACKGROUND

1994 STOCK OPTION PLAN
•	CREATED APRIL 1994, EXPIRING APR 22, 2004
•	STOCKHOLDER-APPROVED
•	GRANT OPTIONS TO EMPLOYEES, OFFICERS AND DIRECTORS
•	4.5% EVERGREEN FEATURE
•	APPROX. 5 MILLION SHARES AS OF MARCH 04

1999 STOCK OPTION PLAN
•	CREATED IN 1999 PRIMARILY FOR ACQUISITIONS
•	NON-STOCKHOLDER-APPROVED
•	FOR NON-OFFICERS & NON-DIRECTORS ONLY
•	CYPRESS ACQUIRED 14 COMPANIES IN 99-02
•	APPROX. 23 MILLION SHARES AS OF MARCH 04

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1994 Stock Option Plan

PROPOSAL - SUMMARY

1994 STOCK OPTION PLAN – AS AMENDED
•	EXTEND PLAN TO 2014
•	GIVE UP 4.5% EVERGREEN FEATURE
•	INCREASE 1994 PLAN BY 15 MILLION SHARES
•	CANCEL 20 MILLION SHARES FROM THE 1999 STOCK PLAN
•	NO RE-PRICING OR EXCHANGE PROGRAMS WITHOUT STOCKHOLDER APPROVAL
•	ALL FUTURE FUNDING OF THE AMENDED PLAN SUBJECT TO STOCKHOLDER APPROVAL
•	ALLOW FOR GRANT OF PERFORMANCE-BASED RESTRICTED STOCK

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Burn Rate

Year-end Burn Rate History

BURN RATE IS IMPROVING WITH
<4% TARGET IN THE NEXT 3-5 YRS

	2001	2002	2003	Three-Year Average

Gross Burn Rate	17.4%	7.9%	8.8%	11.4%
Net Burn Rate	12.3%	5.7%	4.0%	7.3%

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Overhang Percent

	A	B	C	B+C	(B+C)/A	B/A	(B+C)/(A+B+ C)

Shares in Millions	Common Shares Outstanding	Options Outstanding	Options Available for Grant	Options Available Plus Outstanding	Fully Diluted Overhang	Issued Overhang	ISS Calculation

As of Dec 28, 2003	120.5	43.74	23.03	66.77	55.4%	36.3%	35.7%

As of Mar 1, 2004	123.0	44.13	27.76	71.89	58.4%	35.9%	36.9%

Adj for Convertible & BuyBack	214.4	44.13	27.76	71.89	42.5%	26.1%	29.8%

Adj for acquisitions	214.4	40.23	27.76	67.99	31.7%	18.8%	24.1%

ISSUED OVERHANG TARGET <20% IN NEXT 2-3 YEARS

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CY 1-Yr Share Price Trend Dec 2002 - 2003

CYPRESS HAS OUTPERFORMED
BROAD MARKET INDEX LAST YEAR

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CY 5-Yr Share Price Trend Dec 1998 - 2003

CYPRESS HAS OUTPERFORMED
BROAD MARKET INDEX FOR 5 YEARS

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Benefits of 94 Plan Approval

THE 1994 AMENDED PLAN’S APPROVAL...

•	IS FUNDAMENTAL TO OUR COMPENSATION POLICY
•	IS CRUCIAL TO OUR ABILITY TO MOTIVATE EMPLOYEES
•	IS ESSENTIAL TO COMPETITIVE RECRUITING OF KEY TALENT AND RETENTION OF SKILLED WORKFORCE
•	ENCOURAGES AND REWARDS EMPLOYEE PERFORMANCE
•	HELPS ALIGN EMPLOYEE INTEREST WITH THOSE OF OUR STOCKHOLDERS
•	PROVIDES CONTINUITY OF OUR STOCK PROGRAMS INCLUDING GRANTS TO OFFICERS & DIRECTORS

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AGENDA

PROPOSED 1994 STOCK OPTION PLAN
(AS AMENDED)

BRIEF MARKET AND BUSINESS UPDATE

** Non-historical information are ‘Forward Looking Statements’ **

12

Market View

LEADING INDICATORS ARE UP

INDUSTRY UTILIZATION AT 90+%

CUSTOMER INVENTORY STABLE

•	SEMICONDUCTOR INDUSTRY IS IN RECOVERY PHASE
•	INITIALLY DRIVEN BY PC AND CONSUMER
•	WIRELINE STARTING TO GROW
•	SIA FCST FY04 +25%

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Pro Forma Financials

	Q103	Q203	Q303	Q403	FY03

	+3.7%	+12.2%	+6.6%	+9.0%	+8.0%
SALES	181.0	203.1	216.6	236.0	836.8

BOOKINGS	189.1	212.1	229.3	264.6

GM%	43.5%	47.6%	48.6%	51.2%	48.0%	+10.1% vs Q402

R&D%	32.3%	29.7%	28.2%	24.9%	28.5%	-10.1% vs Q402

SG&A%	17.1%	15.5%	15.2%	14.5%	15.5%	-3.7% vs Q402

P_EPS	$(0.099)	$0.026	$0.080	$0.159	$0.188	vs -$0.12 in Q402

	Q103		Q203		Q303	Q403

EQUIV GAAP EPS:	-$	0.27	-$	0.10	$0.12	$0.15
GM:		43%		48%	48%	57%
R&D:		32%		30%	29%	25%
SGA:		17%		16%	15%	14%

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Pro Forma Financials

	Q103	Q203	Q303	Q403	Q104	Q1Rev

					+3% Q-Q	+5.9% Q-Q
SALES	181.0	203.1	216.6	236.0	243.0	250.0

BOOKINGS	189.1	212.1	229.3	264.6

GM%	43.5%	47.6%	48.6%	51.2%

R&D%	32.3%	29.7%	28.2%	24.9%

SG&A%	17.1%	15.5%	15.2%	14.5%

P_EPS	$(0.099)	$0.026	$0.080	$0.159	$0.170	$0.180

	Q103		Q203		Q303	Q403	Q104	Q1REV

EQUIV GAAP EPS:	-$	0.27	-$	0.10	$0.12	$0.15	$0.10	$0.10
GM:		43%		48%	48%	57%
R&D:		32%		30%	29%	25%
SGA:		17%		16%	15%	14%

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Balance Sheet & Liquidity

Cypress Semiconductor Corporation

Condensed Consolidated Balance Sheet

(in thousands)	Dec. 28, 2003

Cash, cash equivalents and investments	$379,867	SOFT CALL ON $600M CONVERT. 20 OUT OF 30 DAYS CY ABOVE $21.75. AIMING FOR FY04.
Accounts Receivable, net	113,568
Inventories	72,085
Property and equipment, net	442,887
Goodwill and other intangibles assets	375,483
Other assets	183,608
Total Assets	$1,567,498	CALL-SPREAD MATURES JUL04. UP TO 12.4M SHARES RETIRED. (CURRENT VALUE $180M)

Accounts payable and accrued liabilities	$155,693
Deferred income on sales to distributors	20,104
Convertible subordinated notes	668,652
Income tax liabilities	101,254
Other liabilities	52,607
Total Liabilities	998,310
Stockholders’ equity	569,188
Total Liabilities and stockholders’ equity	$1,567,498

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CYPRESS FOCUS

DIVISIONS

DATA COMM.	PERSONAL COMM.	MEMORY PRODUCTS	TIMING TECH.	SEGMENTS

PHYS FRAMER SEARCH ENG DP/FIFO CPLD	USB WIRELESS NEURON	SRAMS SYNC ASYNC MoBL PROM	COM CLOCK PC CLOCK ZDB CLOCK SKEW	WAN SEGMENT WIT/WIN SEGMENT COMP/CE SEGMENT SUBS SEGMENT

PRODUCTS VERTICALLY ALIGNED WITH DIVISIONS

COMPETENCIES HORIZONTALLY ALIGNED WITH MARKETS

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SEGMENT GROWTH DRIVERS

WIRELESS	WIRELINE	COMPUTATION CONSUMER	SUBS

Q403: $68.3M Rev mix: 29% Q104: Up Modest	Q403: $81.6 Rev mix: 35% Q104: Growth	Q403: $76.6M Rev mix: 32% Q104: Seasonal Flat	Q403: $9.6M Rev mix: 4% Q104: UP

HANDSETS CAMERA PHONE HIGHER DENSITY 1T PSRAM LPSDRAM 2.5/3G BSTATIONS	INFRASTRUCTURE NSE DESIGNS SHARE GAINS: - TCAMS/NSEs - MULTI-PORT	PC REPLACEMENT USB 2.0 ADOPTION WIRELESS USB CONSUMER PRDS - DSC, GAMING STB, JDIMMs	PSoC DESIGNS MAGNETIC RAMS SOLAR CELLS

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MARKET POSITION

PRODUCT	POSITION	COMPETITOR	STRATEGY

SRAMS	2	SAMSUNG	1T / MRAM

USB	1	PHILIPS	ARCHITECTURE

CLOCKS	2	ICST	PROGRAMMABLE

MULTI PORTS	2	IDT	DENSITY / TTM

CAMS	2	IDT	PORTFOLIO

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CONCLUSION

OUTLOOK IS GOOD FOR 2004.

WE WILL GROW AND IMPROVE PROFITS IN Q104.

POTENTIAL FOR PROFIT LEVERAGE WITH TIGHT SUPPLY AND ASP IMPROVEMENT.

CYPRESS’S MARKET SEGMENTS ARE GROWING.

#1 OR #2 POSITION IMPROVING WITH SHARE GAIN.

OPPORTUNITY TO FURTHER STRENGTHEN OUR BALANCE SHEET WITH SOFTCALL & CALL SPREAD.

WE REQUEST YOUR FAVORABLE SUPPORT
OF OUR 1994 STOCK OPTION PLAN PROPOSAL

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THANK YOU Q&A